EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Confluent, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 14th day of February 2022.

/s/ Edward Jay Kreps
Edward Jay Kreps

EDWARD J. KREPS AND JAMAICA H. KREPS 2018 REVOCABLE TRUST

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustee

GST EXEMPT TRUST UNDER THE KREPS FAMILY 2019 IRREVOCABLE TRUST UNDER AN AGREEMENT DATED 09/26/2019

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustor, Benefit Trustee and Investment Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustor, Benefit Trustee and Investment Trustee

GST EXEMPT TRUST UNDER THE KREPS FAMILY 2019 IRREVOCABLE TRUST UNDER AN AGREEMENT DATED 09/26/2019

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustor, Benefit Trustee and Investment Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustor, Benefit Trustee and Investment Trustee

THE PARENTS’ 2019 GRANTOR RETAINED ANNUITY TRUST – I UNDER AGREEMENT DATED SEPTEMBER 26, 2019

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustee

THE PARENTS’ 2019 GRANTOR RETAINED ANNUITY TRUST – II UNDER AGREEMENT DATED SEPTEMBER 26, 2019

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustee

THE SIBLINGS’ 2019 GRANTOR RETAINED ANNUITY TRUST – I UNDER AGREEMENT DATED SEPTEMBER 26, 2019

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustee

THE SIBLINGS’ 2019 GRANTOR RETAINED ANNUITY TRUST – II UNDER AGREEMENT DATED SEPTEMBER 26, 2019

/s/ Edward Jay Kreps
By:	Edward Jay Kreps, Trustee

/s/ Jamaica Hutchins Kreps
By:	Jamaica Hutchins Kreps, Trustee